Exhibit 99.1

Hansen Medical Reports Preliminary Second Quarter 2013 Results

Commercialized Three Robotic Systems in the Quarter; Company Reports Eighth Consecutive Quarter of Procedure Growth

MOUNTAIN VIEW, CA. – July 23, 2013 – Hansen Medical, Inc. (NASDAQ: HNSN), a global leader in intravascular robotics, today reported certain preliminary second quarter 2013 results.

Second Quarter 2013 Preliminary Results and Business Highlights

•	Expects to report revenue of approximately $3.1 million to $3.4 million in the second quarter, down 4% to 12% year-over-year.

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Anticipates reporting the commercialization of three systems in the quarter, bringing the total number of systems commercialized for the year-to-date ended June 30, 2013 to four. The Company uses the term “commercialize” to refer to revenue-generating transactions, including the conversion of evaluation units.

•	Recognized revenue on 1 Sensei system shipped during the second quarter.

•	Sold and shipped 1 Magellan system in the quarter, which will not be recognized as revenue in this quarter.

•	Converted 1 Magellan evaluation system to a monthly payment program effective April 1 through September 30, 2013, while the hospital continues to evaluate purchase of the system.

•	Expects to report net loss of $ 13.2 million to $ 13.7 million for the second quarter.

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Anticipates reporting the sale of approximately 875 catheters in the second quarter, up 24% year-over-year and up 48% sequentially. Consistent with the prior year, hospitals increased inventory levels in the second quarter following a sequential decrease in the first quarter.

•	Physicians performed an estimated 864 Hansen robotic procedures in the second quarter, up 36% year-over-year and 11% sequentially. This is the eighth consecutive quarter of procedure growth.

•	Expects to report holding cash, cash equivalents and short-term investments of approximately $21.1 million at June 30, 2013, representing a quarterly cash burn of approximately $10.2 million.

“We continued to see growing momentum in the business in the second quarter with the commercialization of three robotic systems, strong catheter and procedure numbers, and our 8th consecutive quarter of procedure growth,” said Bruce Barclay, Hansen Medical’s President and CEO. “Through mid-July, physicians have now performed nearly 200 vascular cases with the Magellan System, demonstrating broad clinical utility throughout the peripheral vasculature.”

Updated Full-Year 2013 Outlook

Hansen Medical now expects that operating expenses in 2013, excluding the $4.5 million litigation settlement charge recorded in the first quarter, will grow approximately 10% to 15% compared to total 2012 operating expenses.

The financial results in this release are preliminary and subject to change pending the Company’s announcement of definitive financial results for the second quarter of 2013 and the filing of its Form 10-Q for the second quarter of 2013, which are currently scheduled for August 7, 2013 and August 9, 2013 respectively. The preliminary financial results presented in this release are based solely upon information available to the Company as of the date of this release, are not a comprehensive statement of the Company’s financial results or positions as of or for the three months ended June 30, 2013, and are subject to change pending the Company’s announcement of definitive financial results.

Hansen Medical Earnings Release and Conference Call

Hansen Medical is scheduled to report its definitive second quarter 2013 results and host a conference call on August 7, 2013, at 5:00 p.m. ET (2:00 p.m. PT) at which point the Company will discuss in more detail the results of the quarter and other recent business highlights. Investors are invited to listen to the call live via the Internet using the link available within the “Investor Relations” section of Hansen Medical’s website at www.hansenmedical.com. Additionally, participants can dial into the live conference call by calling 877-941-4774 (480-629-9712 for international callers). An audio replay of the webcast will be available approximately one hour after the completion of the conference call through August 14, 2013, by calling 877-870-5176 (858-384-5517 for international callers) and entering the access code 4631444.

About Hansen Medical, Inc.

Hansen Medical, Inc., based in Mountain View, California, is a global leader in intravascular robotics, developing products and technology designed to enable the accurate positioning, manipulation and control of catheters and catheter-based technologies. The Company’s Magellan™ Robotic System, 9Fr Magellan™ Robotic Catheter and related accessories, which are intended to facilitate navigation to anatomical targets in the peripheral vasculature and subsequently provide a conduit for manual placement of therapeutic devices, have undergone both CE marking and 510(k) clearance and are commercially available in the European Union, and the U.S. In the European Union, the Company’s Sensei® X Robotic Catheter System and Artisan® and Artisan Extend® Control Catheters are cleared for use during electrophysiology (EP) procedures, such as guiding catheters in the treatment of atrial fibrillation (AF), and the Lynx® Robotic Ablation Catheter is cleared for the treatment of AF. This robotic catheter system is compatible with fluoroscopy, ultrasound, 3D surface map and patient electrocardiogram data. In the U.S., the Company’s Sensei X Robotic Catheter System and Artisan and Artisan Extend Control Catheters are cleared by the U.S. Food and Drug Administration for manipulation and control of certain mapping catheters in EP procedures. In the U.S., the Sensei X Robotic Catheter System is not approved for use in guiding ablation procedures; this use remains experimental. The U.S. product labeling therefore provides that the safety and effectiveness of the Sensei X Robotic Catheter System and Artisan and Artisan Extend Control Catheter for use with cardiac ablation catheters in the treatment of cardiac arrhythmias, including AF, have not been established. Additional information can be found at www.hansenmedical.com.

Forward-Looking Statements

This press release contains forward-looking statements regarding, among other things, statements relating to goals, plans, objectives, milestones and future events. In addition, financial results, including revenue, system commercializations, catheters sold, and net loss are preliminary and are subject to change pending the Company’s announcement of definitive financial results. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “plan,” “expects,” “potential,” “believes,” “goal,” “estimate,” “anticipates,” and similar words. These statements are based on the current estimates and assumptions of our management as of the date of this press release and are subject to risks, uncertainties, changes in circumstances and other factors that may cause actual results to differ materially from the information expressed or implied by forward-looking statements made in this press release. Examples of such statements include statements regarding preliminary financial and operating results for the second quarter, the anticipated range of the Company’s operating expenses in 2013, statements about the anticipated growth in Hansen Medical intravascular robotics technology for EP and vascular applications. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: factors relating to the finalization of financial and operating results for the second quarter of 2013 and review of those results by our independent auditors; engineering, regulatory, manufacturing, sales and customer service challenges in developing new products and entering new markets; the commercial viability of our products in the electrophysiology and vascular markets; potential safety and regulatory issues that could slow or suspend our sales; the effect of economic conditions on capital spending by our potential customers; the uncertain timelines for the sales cycle for newly introduced products; the rate of adoption of our systems and the rate of use of our catheters; the scope and validity of intellectual property rights applicable to our products; competition from other companies; our ability to recruit and retain key personnel; our ability to maintain our remedial actions over previously reported material weaknesses in internal controls over financial reporting; our ability to manage expenses and cash flow, and obtain additional financing; and other risks more fully described in the “Risk Factors” section of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 filed with the SEC on May 10, 2013 and the risks discussed in our other reports filed with the SEC. Given these uncertainties, you should not place undue reliance on the forward-looking statements in this press release. The Company undertakes no obligation to revise or update information herein to reflect events or circumstances in the future, even if new information becomes available.

Hansen Medical, Heart Design (Logo), Hansen Medical (with Heart Design), Sensei, Artisan, Artisan Extend and Lynx are registered trademarks, and Magellan is a trademark of Hansen Medical, Inc. in the United States and other countries.

Investor Contacts:	FTI Consulting, Inc.
Peter J. Mariani	Brian Ritchie
Chief Financial Officer	212.850.5683
Hansen Medical, Inc.	brian.ritchie@fticonsulting.com
650.404.5800
John Capodanno
212.850.5705
John.capodanno@fticonsulting.com

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